Exhibit 32.1

                CERTIFICATION OF EXECUTIVE CHAIRMAN OF THE BOARD

          Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Books-A-Million, Inc. (the "Company") hereby certifies, to the best of such officer's knowledge, that:

          (i) the accompanying Annual Report on Form 10-K/A of the Company for the fiscal year ended January 28, 2006 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 10, 2006                      /s/ Clyde B. Anderson
                                        ----------------------------------------
                                        Clyde B. Anderson
                                        Executive Chairman of the Board